ANNUAL
REPORT
February 28, 2002



SALOMON BROTHERS
ASSET MANAGEMENT


SALOMON BROTHERS                                      HIGH YIELD BOND FUND

INSTITUTIONAL SERIES FUNDS INC                        EMERGING MARKETS DEBT FUND


           ------------------------------------------------------

           NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

           ------------------------------------------------------

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
ANNUAL REPORT AS OF FEBRUARY 28, 2002

--------------------------------------------------------------------------------

                                                                  March 21, 2002

Dear Shareholders:

We are pleased to provide you with the annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund ('Funds') for the year ended February 28, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Funds' performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund ('Fund') seeks to maximize total return by investing primarily in a portfolio of non-investment-grade, high-yield fixed-income securities. For the year ended February 28, 2002, the Fund returned 2.14%. In comparison, the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index')(1) returned negative 3.03% for the same period.

MARKET OVERVIEW

The 2002 fiscal year was another volatile one for the U.S. high-yield market, which declined 3.03% as measured by the SSB High Yield Market Index, as the market struggled to recover from the impact of September 11th. Net mutual-fund inflows and lower interest rates battled to push the market higher, while negative economic data; equity-market declines; technology and telecommunications earnings warnings and downward guidance revisions; accounting questions; and heightened focus on credit-rating downgrades pressured the market to the downside.

Deteriorating corporate earnings, weakening economic fundamentals and declining equity values established the tone for the beginning of the year and contributed to negative performance early in the year. The high-yield market rallied in late summer as takeover speculation and debt buybacks by distressed telecommunications companies provided hope for potential positive event risk. The September 11th tragedy caused the U.S. high-yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Market Index began in January 1989. These events introduced heightened volatility into the U.S. high-yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

Despite continued economic weakness and the uncertain economic consequences of the events of September 11th, the high-yield market rebounded in the four months following the poor September performance. Strong U.S. Treasury security gains, bargain hunters in search of oversold securities, and the reversal of mutual-fund flows to $4.7 billion of inflows compared to almost $2 billion in redemptions in September, contributed to the market rally. The U.S. high-yield market declined to end the fiscal year as volatility increased due to Enron's collapse and the related accounting concerns and increased downgrade activity by the rating agencies.

During the period, the top-performing industries in the U.S. high-yield-bond market included supermarkets/drugstores, consumer products, healthcare, containers, restaurants and housing related. The supermarkets/drugstores sector benefited from better than expected operating performance as well as

---------
(1) The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.

from Rite Aid's successful balance-sheet restructuring. The consumer products and healthcare sectors benefited from a flight to quality to non-cyclicals. The containers sector rebounded from lower raw-material prices and depressed levels in 2000. Operational improvements and asset sales enabled the restaurants industry to return from oversold prices in the prior year. The housing related sector benefited from better than expected new-home sales.

The worst performing industry groups during the period included the telecommunications, airlines, textiles, automotive and utilities industries. The telecommunications sector suffered as declining asset values, excess capacity and weaker than expected revenue growth caused many telecommunications companies to enter into Chapter 11 bankruptcy. The airlines industry was negatively impacted by the terrorist attacks and the subsequent dramatic slowdown in air travel. The economic slowdown, competition from imports, and pricing pressure from large retail customers harmed the textiles sector. The automotive industry suffered due to the falloff in production schedules and continued pricing pressure from original-equipment manufacturers. The utilities sector declined due to accounting and balance-sheet concerns sparked by Enron's collapse.

In terms of credit quality, BB, B and CCC issues generated returns of 6.29%, negative 8.52% and negative 4.97%, respectively, as measured by the SSB High Yield Market Index, as investors sought safety in the higher quality credit tiers such as BB issues and searched for bargains in CCC issues.

The Fund's performance was helped by a shift to an overweighting in the healthcare and consumer products sectors and by an underweighting in the telecommunications, utilities and automotive sectors. The Fund's performance was adversely affected by an underweighting in the housing related industry.

On February 28, 2002, the U.S. high-yield market yielded 11.63% as measured by the SSB High Yield Market Index, down from 12.25% on February 28, 2001. The excess yield over Treasuries was 7.36%, down from 7.49% on February 28, 2001. We believe that these levels represent attractive long-term value.

OUTLOOK

Going forward, we believe valuations in the market continue to appear attractive at yields in excess of 11.50%. Nevertheless, we remain somewhat cautious as we believe that the longer term positive effects of any U.S. Federal Reserve Board ('Fed') interest-rate cuts and lower long-term interest rates are partially offset by several factors in the short run, including (i) disappointing corporate profitability, (ii) the magnitude and timing of a global economic rally, (iii) reduced secondary-market liquidity, and (iv) continued equity-market volatility. In light of these conditions, we are increasing our focus on selected opportunities in the single-B sector, which we believe presents a more compelling risk/reward profile.

EMERGING MARKETS DEBT FUND(2)

The Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') seeks to maximize total return by investing primarily in debt securities of government, government-related and corporate issuers located in emerging-market countries. For the year ended February 28, 2002, the Fund returned 14.50%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(3) returned 2.10% for the same period.

MARKET OVERVIEW

Emerging-markets debt returned 2.10% for the Fund's annual period ended February 28, 2002, as measured by the EMBI+. Developments in Argentina set the tone for emerging markets for the year.

---------
(2) Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

(3) The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

Argentine debt, the worst performer in the EMBI+, returned negative 64.38% for the year. Most notable was the reduction of Argentina's weighting in the index. In January 2001, Argentine debt comprised 22% of the EMBI+, the largest weighting in the index; as of February 28, 2002, the country's weighting stood at 2.54%. Nonetheless, in what can only be described as a difficult period for the global financial markets, all remaining 16 countries in the EMBI+ outperformed the index's annual return of 2.10%, with 15 posting double-digit returns.

For the year, the Fed was extremely active as it sought to fight the slowing U.S. economy by lowering the federal funds rate ('fed funds rate')(4) target. The policymakers reduced the fed funds rate from 5.50% in February 2001 to 1.75% by the end of 2001, where it remained at the end of the Fund's annual period in February 2002. The combination of a weak economy, uncertainty about downside risks, and low and falling inflation drove the Fed's rate cuts. At their meeting on March 19, 2002, the policymakers left the benchmark U.S. interest rate unchanged but took a step toward the first interest-rate increase since May 2000 by dropping their 15-month-old view that weak growth is the biggest threat to the U.S. economy. As of this writing, the overnight target rate remains at a 40-year low of 1.75%.

Oil prices, as important driver of value in the emerging markets, experienced considerable price volatility throughout the year. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range during the period, from $28.46 to $19.44 per barrel as investors focused on the declining demand for oil. Prices closed the year at $21.74 per barrel. In December, the Organization of the Petroleum Exporting Countries' ('OPEC')(5) 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, which participated in the reduction. Including the latest cuts, OPEC reduced its exports by one-fifth in 2001, translating into five million barrels per day.

Return volatility(6) for emerging-markets debt remained just below historical levels. Twelve-month volatility ended February 28, 2002 was 14.19%. This level gradually increased throughout 2001 as the Turkish banking crisis, the September 11th terrorist attacks and the demise of the Argentine economy all added to the uncertainty in emerging markets. We believe the market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into broader market risks is a positive development, illustrating a maturity of the asset class.

LATIN AMERICA

Latin American debt returned negative 11.23% for the year as measured by the EMBI+, and was unquestionably affected by the situation in Argentina. Most notable was Brazil's divergence from Argentina, as Brazilian debt returned an impressive 11.53% (as measured by the EMBI+) for the year despite Argentina's financial woes.

MEXICAN DEBT returned 17.88% for the year as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling volatile Argentine debt in exchange for more stable Mexican debt. Subdued economic activity combined with currency strength should put a cap on inflation pressures, suggesting market interest rates could decline further from current levels in 2002. More recently, in February, the market reacted favorably to the anticipated Standard & Poor's Ratings Service investment-grade upgrade and Mexican bonds rallied as sovereign spreads(7) over U.S.

---------
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

(5) OPEC is an international organization of 11 developing countries that are heavily reliant on oil revenues as their main income source. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. Current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

(6) Return volatility is the standard deviation of monthly returns over the period being measured.

(7) Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

Treasury securities contracted. We have maintained our exposure to Mexican debt since we believe Mexico is one of the most stable countries in the emerging markets.

BRAZILIAN DEBT returned 11.53% for the year as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was the most compelling change in the Latin sector this year. Events in November and December showed that the historically close relationship between Brazilian and Argentine securities has now changed dramatically. 2002 is an election year in Brazil, and we believe that factor will cause some near-term volatility. However, we believe Brazil is well positioned to withstand this volatility. We maintained our slight overweight to Brazilian debt relative to the benchmark for the year.

ARGENTINE DEBT returned negative 64.38% for the year as measured by the EMBI+. This was the worst performance in the EMBI+ and was the driving contributor of poor performance in the Latin American region for the year. The country continues to be mired in a four-year recession made worse by recent political turmoil. In addition, Argentina announced a debt moratorium (default) on all external debt obligations in December 2001. Finally, President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of his four-year term. Although the Argentine government recently announced a series of measures to strengthen its embattled economy and move closer to an agreement with the International Monetary Fund ('IMF')(8), much uncertainty remains over how the situation in Argentina will play out in 2002. Argentina's ability to reach political consensus on a fiscal program will likely shape the near-term direction of the economy. We remain underweight in Argentine debt and continue to monitor developments very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American debt, which represents 40% of the EMBI+'s market capitalization, largely outperformed Latin American debt for the year, as it returned 38.57%.

RUSSIAN DEBT, the best performer for the year, returned 59.37% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, significant foreign reserves, limited external financing requirements and little domestic debt. These improving credit fundamentals have not gone unnoticed, as Moody's Investors Service, Inc. recently revised its foreign-currency bond rating upward two notches, from B2 to Ba3, citing an improved capacity on the part of Russia to service its debt. Positive comments by the government on debt reduction and the elimination of the 2003 debt hump added momentum to a supportive technical picture. We remained overweight Russian debt for the year, and it positively contributed to the Fund's performance.

TURKISH DEBT, the second-best performer in the index, returned 34.22% for the year as measured by the EMBI+. Turkey was able to rebound from the financial crisis of 2000, which led to a balance-of-payments crisis and a devaluation of the local currency in the first quarter of 2001. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey, as the country's strategic importance combined with improved relations with the IMF have attracted recent investor interest. During the period, the IMF affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in the banking sector. We had an overweight position in Turkish sovereign debt, which positively contributed to the Fund's annual performance.

OUTLOOK

Emerging-markets debt returned 2.10% for the Fund's annual period, as measured by the EMBI+. Emerging-debt markets have come under pressure from the developed world's economic slowdown, poor equity-market performance, the terrorist attacks on the U.S. and Argentina's financial woes. However, positive technical factors and declining risk aversion have been driving market performance more than fundamentals since November. We believe the recent rally in the global equity markets thus far in 2002 bodes well for emerging-debt markets. The EMBI+ ex-Argentina returned 22.56% for the

---------
(8) The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

period, strong performance in such volatile financial markets. EMBI+ sovereign spreads over U.S. Treasury securities closed the period at 644 basis points,(9) or 6.44%. Looking ahead to the remainder of 2002, we believe the prospect of U.S. recovery should be supportive for Asia and Latin America. We continue to remain invested in a diversified portfolio of emerging-markets debt securities.

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future.

Cordially,

HEATH B. MCLENDON                                       PETER J. WILBY
HEATH B. MCLENDON                                       PETER J. WILBY
Chairman of the Board                                   Executive Vice President

JAMES E. CRAIGE                                         BETH A. SEMMEL
JAMES E. CRAIGE                                         BETH A. SEMMEL
Executive Vice President                                Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 8 through 19 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is as of February 28, 2002 and is subject to change.

---------
(9) A basis point is 0.01% or one one-hundredth of a percent.

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
                           MAY 1996  -  FEBRUARY 2002
                                  (UNAUDITED)



                                   [GRAPH]

                                  Salomon Brothers
                                   Institutional       Salomon Smith Barney
                                     High Yield            High Yield
                                     Bond Fund            Market Index
                                     ---------            ------------
5/15/96                              $10,000                $10,000
2/97                                  11,511                 11,081
2/98                                  12,791                 12,602
2/99                                  12,798                 12,764
2/00                                  12,321                 12,827
2/01                                  12,170                 13,147
2/28/02                               12,431                 12,749



                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Year ended 2/28/02..........................................    2.14%
Five years ended 2/28/02....................................    1.55
Commencement of operations (5/15/96) through 2/28/02........    3.83

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)

Commencement of operations (5/15/96) through 2/28/02........   24.31%

-------------------

* The Salomon Smith Barney High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through February 28, 2002, the Index returns are for the period June 1, 1996 through February 28, 2002.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2002, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                         OCTOBER 1996  -  FEBRUARY 2002
                                  (UNAUDITED)



                                   [GRAPH]


                                 Salomon Brothers
                                   Institutional           J.P. Morgan
                                  Emerging Markets       Emerging Markets
                                     Debt Fund           Bond Index Plus
                                     ---------           ---------------
10/17/96                              $10,000                $10,000
2/97                                   11,139                 11,055
2/98                                   12,766                 12,267
2/99                                    9,808                  9,998
2/00                                   13,767                 13,454
2/01                                   15,610                 15,430
2/28/02                                17,873                 15,753


                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Year ended 2/28/02..........................................   14.50%
Five years ended 2/28/02....................................    9.92
Commencement of operations (10/17/96) through 2/28/02.......   11.43

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)

Commencement of operations (10/17/96) through 2/28/02.......   78.73%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the year ended February 28, 2002, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 89.2%
BASIC INDUSTRIES -- 12.6%
$  450,000       Acetex Corp., 10.875% due 8/1/09............................  $   461,250
   150,000       AEI Resources, Inc., 10.500% due 12/15/05 (a)(b)(c).........       98,250
   500,000       Airgas, Inc., 7.750% due 9/15/06............................      508,125
   550,000       Appleton Papers Inc., 12.500% due 12/15/08 (a)..............      519,750
   300,000       Applied Extrusion Technologies, Inc., Series B, 10.750% due
                   7/1/11....................................................      316,500
   250,000       Berry Plastics Corp., 12.250% due 4/15/04...................      253,125
                 Georgia-Pacific Corp.:
   200,000         7.500% due 5/15/06........................................      188,500
   150,000         8.875% due 5/15/31........................................      132,938
   350,000       Graphic Packaging Corp., 8.625% due 2/15/12 (a).............      364,000
   500,000       Hines Horticulture, Inc., Series B, 12.750% due 10/15/05....      497,500
   625,000       ISP Chemco Inc., Series B, 10.250% due 7/1/11...............      656,250
   375,000       Luscar Coal Ltd., 9.750% due 10/15/11 (a)...................      399,844
   385,000       Millennium America Inc., 9.250% due 6/15/08.................      396,550
   650,000       OM Group Inc., 9.250% due 12/15/11 (a)......................      674,375
   425,000       P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08.......      457,937
   125,176       PCI Chemicals Canada Inc., 10.000% due 12/31/08.............       94,664
   500,000       Plastipak Holdings Inc., 10.750% due 9/1/11 (a).............      540,000
   375,000       Polymer Group Inc., Series B, 8.750% due 3/1/08 (b).........      106,875
   275,000       Radnor Holdings Corp., 10.000% due 12/1/03..................      207,625
   500,000       Republic Technologies International, LLC, 13.750% due
                   7/15/09 (b)(c)............................................       35,000
   575,000       Riverwood International Corp., 10.625% due 8/1/07...........      615,250
   250,000       Tembec Industries Inc., 8.625% due 6/30/09..................      264,375
   425,000       UCAR Finance Inc., 10.250% due 2/15/12 (a)..................      438,813
                                                                               -----------
                                                                                 8,227,496
                                                                               -----------

CONSUMER CYCLICALS -- 7.6%
                 Advance Stores Co., Inc.:
   325,000         10.250% due 4/15/08 (a)...................................      343,687
   125,000         Series B, 10.250% due 4/15/08.............................      132,188
   500,000       AdvancePCS, 8.500% due 4/1/08...............................      527,500
   300,000       Aztar Corp., 8.875% due 5/15/07.............................      311,250
   500,000       Cole National Group, Inc., 8.625% due 8/15/07...............      477,500
   500,000       CSK Auto Inc., 12.000% due 6/15/06 (a)......................      522,500
   125,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      115,781
                 The Gap, Inc.:
   200,000         6.900% due 9/15/07........................................      170,000
   180,000         8.800% due 12/15/08 (a)(d)................................      173,925
   174,000       Guitar Center Management Inc., 11.000% due 7/1/06...........      172,913
   750,000       HMH Properties, Inc., Series A, 7.875% due 8/1/05...........      748,125
   500,000       Leslie's Poolmart, Inc., 10.375% due 7/15/04................      463,125
   200,000       Mattress Discounters Corp., Series B, 12.625% due 7/15/07...       61,000
   375,000       Pillowtex Corp., Series B, 9.000% due 12/15/07 (b)(c).......        3,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER CYCLICALS -- 7.6% (CONTINUED)
$  525,000       Saks Inc., 9.875% due 10/1/11...............................  $   525,000
   250,000       Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07.....      224,062
                                                                               -----------
                                                                                 4,972,306
                                                                               -----------

CONSUMER NON-CYCLICALS -- 21.6%
   325,000       Applica Inc., 10.000% due 7/31/08...........................      326,625
   500,000       Argosy Gaming Co., 10.750% due 6/1/09.......................      556,875
   475,000       Beverly Enterprises, Inc., 9.625% due 4/15/09...............      477,375
   500,000       Choctaw Resort Development Enterprise, 9.250% due 4/1/09....      517,500
   500,000       Coast Hotels & Casinos, Inc., 9.500% due 4/1/09.............      531,250
   500,000       CONMED Corp., 9.000% due 3/15/08............................      512,500
   600,000       DaVita, Inc., Series B, 9.250% due 4/15/11..................      642,000
   500,000       Duane Reade Inc., 9.250% due 2/15/08........................      507,500
                 Elizabeth Arden, Inc., Series B:
    75,000         10.375% due 5/15/07.......................................       61,125
   300,000         11.750% due 2/1/11........................................      271,500
   375,000       Fleming Cos., Inc., 10.125% due 4/1/08......................      381,563
   370,000       Flooring America Inc., Series B, 9.250% due 10/15/07
                   (b)(c)....................................................          463
   625,000       Harrah's Operating Co., Inc., 8.000% due 2/1/11.............      666,406
   900,000       HCA Inc., 8.750% due 9/1/10.................................    1,012,500
   500,000       Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      403,125
   500,000       Horseshoe Gaming Holding Corp., Series B, 8.625% due
                   5/15/09...................................................      523,125
   500,000       IASIS Healthcare Corp., 13.000% due 10/15/09................      490,000
   375,000       InSight Health Services Corp., 9.875% due 11/1/11 (a).......      386,250
    50,000       Land O' Lakes Inc., 8.750% due 11/15/11 (a).................       49,375
   600,000       MGM MIRAGE, Inc., 9.750% due 6/1/07.........................      653,250
   500,000       North Atlantic Trading Co. Inc., Series B, 11.000% due
                   6/15/04...................................................      462,500
                 Park Place Entertainment Corp.:
   325,000         7.875% due 12/15/05.......................................      331,500
   375,000         8.875% due 9/15/08........................................      393,750
   275,000       PETCO Animal Supplies, Inc., 10.750% due 11/1/11 (a)........      290,812
   625,000       Playtex Products, Inc., 9.375% due 6/1/11...................      665,625
   125,000       Premier International Foods Corp., 12.000% due 9/1/09.......      138,125
                 Pueblo Xtra International, Inc.:
    59,000         9.500% due 8/1/03.........................................       18,585
   119,000         Series C, 9.500% due 8/1/03...............................       37,485
                 Revlon Consumer Products Corp.:
   250,000         8.125% due 2/1/06.........................................      161,250
   250,000         9.000% due 11/1/06........................................      161,250
   125,000       Rite Aid Corp., 7.125% due 1/15/07..........................       83,750
   500,000       The Scotts Co., 8.625% due 1/15/09..........................      520,000
   275,000       Smithfield Foods Inc., Series B, 8.000% due 10/15/09........      284,625
   250,000       Sun International Hotels Ltd., 8.875% due 8/15/11...........      250,625
   125,000       Tenet Healthcare Corp., Series B, 8.125% due 12/1/08........      134,375

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CONSUMER NON-CYCLICALS -- 21.6% (CONTINUED)
$  600,000       Triad Hospitals, Inc., Series B, 8.750% due 5/1/09..........  $   642,000
   250,000       United Industries Corp., Series B, 9.875% due 4/1/09........      246,250
   275,000       Vicar Operating Inc., 9.875% due 12/1/09 (a)................      287,375
   250,000       Vlasic Foods International Inc., Series B, 10.250% due
                   7/1/09 (b)(c).............................................       55,000
                                                                               -----------
                                                                                14,135,189
                                                                               -----------
ENERGY -- 6.7%
   300,000       Compass Minerals Group Inc., 10.000% due 8/15/11 (a)........      316,500
   250,000       Costilla Energy, Inc., 10.250% due 10/1/06 (b)(c)'D'........            0
   300,000       Forest Oil Corp., 8.000% due 6/15/08........................      305,250
                 Grey Wolf Inc.:
   200,000         8.875% due 7/1/07.........................................      201,000
   300,000         Series C, 8.875% due 7/1/07...............................      300,750
   136,000       Key Energy Services Inc., Series B, 14.000% due 1/15/09.....      157,930
   500,000       Pioneer Natural Resources Co., 9.625% due 4/1/10............      548,125
   200,000       Plains Resources Inc., Series F, 10.250% due 3/15/06........      207,000
   225,000       Pogo Producing Co., Series B, 8.250% due 4/15/11............      234,563
   500,000       Pride International Inc., 9.375% due 5/1/07.................      522,500
   625,000       Stone Energy Corp., 8.250% due 12/15/11 (a).................      634,375
   375,000       Vintage Petroleum Inc., 9.750% due 6/30/09..................      363,750
   500,000       Western Gas Resources Inc., 10.000% due 6/15/09.............      526,250
   100,000       Westport Resources Corp., 8.250% due 11/1/11 (a)............      102,000
                                                                               -----------
                                                                                 4,419,993
                                                                               -----------
FINANCIAL/LEASING -- 3.1%
   500,000       FelCor Lodging Trust Inc., 9.500% due 9/15/08...............      526,250
   675,000       Ford Motor Credit Co., 7.250% due 10/25/11..................      675,844
   625,000       MeriStar Hospitality Corp., 9.125% due 1/15/11..............      625,000
   250,000       Nationwide Credit Inc., Series A, 10.250% due 1/15/08
                   (b)(c)....................................................       75,625
   125,000       Sovereign Bancorp, Inc., 10.500% due 11/15/06...............      136,250
                                                                               -----------
                                                                                 2,038,969
                                                                               -----------
HOUSING RELATED -- 1.3%
   500,000       American Standard Cos. Inc., 8.250% due 6/1/09..............      525,000
   347,000       Nortek, Inc., Series B, 8.875% due 8/1/08...................      356,109
                                                                               -----------
                                                                                   881,109
                                                                               -----------

MANUFACTURING -- 3.5%
   350,000       Alliant Techsystems Inc., 8.500% due 5/15/11................      376,250
   375,000       Breed Technologies Inc., 9.250% due 4/15/08 (b)(c)'D'.......           38
   550,000       Collins & Aikman Products Co., 10.750% due 12/31/11 (a).....      529,375
   175,000       Dura Operating Corp., Series D, 9.000% due 5/1/09...........      168,000
   225,000       Fedders North America, Inc., 9.375% due 8/15/07.............      161,156
   190,000       Foamex L.P., 9.875% due 6/15/07.............................      152,950
   250,000       Indesco International, Inc., 9.750% due 4/15/08 (b)(c)......        6,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MANUFACTURING -- 3.5% (CONTINUED)
$  500,000       Key Plastics, Inc., Series B, 10.250% due 3/15/07
                   (b)(c)'D'.................................................  $        50
   375,000       Sequa Corp., 9.000% due 8/1/09..............................      370,312
   250,000       Stellex Industries, Inc., Series B, 9.500% due 11/1/07
                   (b)(c)....................................................        8,750
   500,000       Terex Corp., Series B, 10.375% due 4/1/11...................      540,000
                                                                               -----------
                                                                                 2,313,131
                                                                               -----------
MEDIA -- 15.5%
                 Adelphia Communications Corp.:
   225,000         10.250% due 11/1/06.......................................      232,875
                   Series B:
   250,000           10.500% due 7/15/04.....................................      258,750
    75,000           9.875% due 3/1/07.......................................       75,750
                 Charter Communications Holdings LLC:
   250,000         11.125% due 1/15/11.......................................      253,125
 1,350,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11...      948,375
   375,000       Corus Entertainment Inc., 8.750% due 3/1/12 (a).............      371,947
                 CSC Holdings Inc.:
   250,000         9.875% due 2/15/13........................................      261,250
   250,000         10.500% due 5/15/16.......................................      273,750
                 EchoStar Communications Corp.:
   475,000         9.125% due 1/15/09 (a)....................................      483,906
   625,000         9.375% due 2/1/09.........................................      645,313
   625,000       Entercom Radio LLC, 7.625% due 3/1/14.......................      633,594
   415,000       Hollinger International Publishing Inc., 9.250% due
                   2/1/06....................................................      428,487
                 Insight Midwest, L.P.:
   500,000         9.750% due 10/1/09........................................      522,500
   125,000         10.500% due 11/1/10.......................................      135,000
   575,000       Lin Television Corp., 8.000% due 1/15/08....................      598,000
   475,000       Mediacom LLC, 9.500% due 1/15/13............................      498,750
   325,000       NextMedia Operating Inc., 10.750% due 7/1/11 (a)............      347,750
                 NTL Inc.:
    85,000         Series A, 12.750% due 4/15/05.............................       30,175
                   Series B:
   450,000           11.500% due 2/1/06......................................      164,250
   375,000           10.000% due 2/15/07.....................................      136,875
   125,000           Zero coupon until 4/1/03, 9.750% thereafter, due
                     4/1/08..................................................       40,000
   900,000           Zero coupon until 10/1/03, 12.375% thereafter, due
                     10/1/08.................................................      274,500
   250,000       Radio One Inc., Series B, 8.875% due 7/1/11.................      264,375
                 Rogers Communications, Inc.:
   450,000         9.125% due 1/15/06........................................      441,000
   125,000         8.875% due 7/15/07........................................      124,375
                 Telewest Communications PLC:
   250,000         9.625% due 10/1/06........................................      136,250
   500,000         Zero coupon until 4/15/04, 9.250% thereafter, due
                   4/15/09...................................................      191,250
   175,000         Zero coupon until 2/1/05, 11.375% thereafter, due
                   2/1/10....................................................       62,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
MEDIA -- 15.5% (CONTINUED)
                 United Pan European Communications N.V., Series B:
$   75,000         10.875% due 8/1/09 (b)(c).................................  $    10,125
   650,000         11.250% due 2/1/10 (b)(c).................................       87,738
   450,000         11.500% due 2/1/10 (b)(c).................................       60,750
   500,000         Zero coupon until 11/1/04, 13.375% thereafter, due 11/1/09
                   (c).......................................................       52,500
   390,000         Zero coupon until 2/1/05, 13.750% thereafter, due 2/1/10
                   (c).......................................................       39,000
   650,000       Yell Finance B.V., 10.750% due 8/1/11.......................      698,750
   375,000       Young Broadcasting Inc., 8.500% due 12/15/08 (a)............      392,813
                                                                               -----------
                                                                                10,175,973
                                                                               -----------
SERVICES/OTHER -- 6.8%
                 Allied Waste North America, Inc., Series B:
   525,000         7.875% due 1/1/09.........................................      519,750
   250,000         10.000% due 8/1/09........................................      255,625
   775,000       American Tower Corp., 9.375% due 2/1/09.....................      515,375
   125,000       COMFORCE Operating Inc., Series B, 12.000% due 12/1/07......       78,125
                 Crown Castle International Corp.:
   225,000         9.375% due 8/1/11.........................................      166,500
   375,000         10.750% due 8/1/11........................................      296,250
   250,000       DynCorp Inc., 9.500% due 3/1/07.............................      258,750
   500,000       Holt Group, 9.750% due 1/15/06 (b)(c).......................       18,125
                 Iron Mountain Inc.:
   375,000         8.125% due 5/15/08........................................      380,625
   250,000         8.625% due 4/1/13.........................................      262,500
   200,000       Mail-Well I Corp., Series B, 8.750% due 12/15/08............      175,000
   500,000       R.H. Donnelly Corp., 9.125% due 6/1/08......................      523,125
   500,000       Safety-Kleen Corp., 9.250% due 6/1/08 (b)(c)................           50
   675,000       SBA Communications Corp., 10.250% due 2/1/09................      384,750
   500,000       Sitel Corp., 9.250% due 3/15/06.............................      437,500
                 Spectrasite Holdings Inc.:
    40,000         Series B, 10.750% due 3/15/10.............................       17,800
   625,000         Zero coupon until 7/15/03, 12.000% thereafter, due
                   7/15/08...................................................      159,375
                                                                               -----------
                                                                                 4,449,225
                                                                               -----------
TECHNOLOGY -- 2.2%
   250,000       infoUSA Inc., 9.500% due 6/15/08............................      250,000
                 Unisys Corp.:
   500,000         8.125% due 6/1/06.........................................      503,750
   125,000         7.875% due 4/1/08.........................................      123,125
   125,000       Xerox Capital (Europe) PLC, 5.875% due 5/15/04..............      107,344
   500,000       Xerox Corp., 7.150% due 8/1/04..............................      438,750
                                                                               -----------
                                                                                 1,422,969
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
TELECOMMUNICATIONS -- 4.2%
$  375,000       American Cellular Corp., 9.500% due 10/15/09................  $   305,625
   175,000       AT&T Wireless Services, Inc., 10.625% due 7/15/10...........      198,625
   150,000       Dobson Communications Corp., 10.875% due 7/1/10.............      138,750
                 Global Crossing Holdings Ltd. (b)(c):
   635,000         9.125% due 11/15/06.......................................       15,875
   250,000         9.625% due 5/15/08........................................        6,250
    75,000         9.500% due 11/15/09.......................................        1,875
                 Nextel Communications, Inc.:
   825,000         9.375% due 11/15/09.......................................      528,000
   875,000         Zero coupon until 10/31/02, 9.750% thereafter, due
                   10/31/07..................................................      500,937
   600,000       Price Communications Wireless, Inc., 11.750% due 7/15/07....      631,500
   100,000       Rural Cellular Corp., 9.750% due 1/15/10 (a)................       81,500
   300,000       Triton PCS Inc., 8.750% due 11/15/11........................      277,500
   775,000       XO Communications Inc., 10.750% due 6/1/09 (b)(c)...........       93,000
                                                                               -----------
                                                                                 2,779,437
                                                                               -----------
TRANSPORTATION -- 1.5%
   250,000       Enterprises Shipholding Corp., 8.875% due 5/1/08 (b)(c).....       88,750
   250,000       Stena AB, 8.750% due 6/15/07................................      236,250
   600,000       Teekay Shipping Corp., 8.320% due 2/1/08....................      627,000
                                                                               -----------
                                                                                   952,000
                                                                               -----------
UTILITIES -- 2.6%
                 Azurix Corp., Series B:
   500,000         10.375% due 2/15/07.......................................      377,500
   325,000         10.750% due 2/15/10.......................................      245,375
   625,000       Calpine Corp., 8.750% due 7/15/07...........................      447,656
                 CMS Energy Corp.:
    50,000         7.000% due 1/15/05........................................       48,250
   550,000         9.875% due 10/15/07.......................................      569,938
                                                                               -----------
                                                                                 1,688,719
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $64,889,611).......................................   58,456,516
                                                                               -----------
CONVERTIBLE CORPORATE BONDS -- 0.4%
   320,000       i2 Technologies, Inc., 5.250% due 12/15/06
                   (Cost -- $245,472)........................................      232,000
                                                                               -----------

COLLATERALIZED MORTGAGE OBLIGATION -- 0.1%
   370,387       Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19
                   (Cost -- $377,380)........................................       77,781
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
COMMON STOCK -- 0.1%
     7,311       Imperial Sugar Co. (Cost -- $65,068)........................  $     58,122
                                                                               ------------
PREFERRED STOCK -- 1.0%
     4,750       CSC Holdings Inc., Series M, 11.125% due 4/1/08.............       488,062
       314       Rural Cellular Corp., 12.250% (e)...........................       157,785
                 TCR Holdings Corp. (c):
       439         Class B Shares............................................             0
       241         Class C Shares............................................             0
       636         Class D Shares............................................             1
     1,316         Class E Shares............................................             1
                                                                               ------------
                 TOTAL PREFERRED STOCK
                 (Cost -- $809,043)..........................................       645,849
                                                                               ------------

 WARRANTS                                  SECURITY                               VALUE
 --------                                  --------                               -----
WARRANTS (c) -- 0.1%
     4,055       Axiohm Transaction Solutions, Inc...........................             0
   803,852       ContiFinancial Corp., Units of Interest, (Represents
                   interests in a trust in the liquidation of ContiFinancial
                   Corp. and its affiliates)'D'..............................        61,808
       200       Leap Wireless International, Inc. (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable
                   for 5.146 shares of common stock).........................         8,025
       500       Mattress Discounters Corp. (Exercise price of $0.01 per
                   share expiring on 7/15/07. Each warrant exercisable for
                   4.85 shares of Class A common stock and 0.539 of Class L
                   common stock).............................................           813
       500       Republic Technologies International Inc. (Exercise price of
                   $0.01 per share expiring on 7/15/09. Each warrant
                   exercisable for 1 share of Class D common stock)..........             5
       250       Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
                   shares of common stock)...................................         2,625
                                                                               ------------
                 TOTAL WARRANTS
                 (Cost -- $80,433)...........................................        73,276
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

 FACE
AMOUNT                                          SECURITY                          VALUE
------                                          --------                          -----
REPURCHASE AGREEMENTS -- 9.1%
$2,698,000       State Street Bank and Trust Co., 1.850% due 3/1/02; Proceeds
                   at maturity -- $2,698,139; (Fully collateralized by U.S.
                   Treasury Bonds, 8.875% due 8/15/17; Market
                   value -- $2,758,590)......................................  $  2,698,000
 3,300,000       UBS Warburg LLC, 1.870% due 3/1/02; Proceeds at
                   maturity -- $3,300,171; (Fully collateralized by U.S.
                   Treasury Notes and Bonds, 6.000% to 11.250% due 5/15/09 to
                   2/15/15;
                   Market value -- $3,366,021)...............................     3,300,000
                                                                               ------------
                 TOTAL REPURCHASE AGREEMENTS
                 (Cost -- $5,998,000)........................................     5,998,000
                                                                               ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $72,465,007*)......................................  $ 65,541,544
                                                                               ------------
                                                                               ------------

---------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in tranactions that are exempt from registration, normally to qualified institutional buyers.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.

(e) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.

'D' Security is valued in accordance with fair valuation procedures.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

  FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  93.6%
ARGENTINA  --  1.4%
             Republic of Argentina:
 1,460,000ARS   Due 7/10/02 (b)(c)........................................ $   131,400
   650,000     Due 11/30/02 (b)(c).......................................      185,250
   300,000     Due 10/15/03 (b)(c).......................................      163,500
 2,074,000     Due 4/10/05 (b)(c)........................................      674,050
   475,000     Par Bond, due 3/31/23 (b)(c)..............................      220,875
                                                                           -----------
                                                                             1,375,075
                                                                           -----------
BRAZIL  --  22.3%
             Federal Republic of Brazil:
 3,750,000     9.625% due 7/15/05........................................    3,717,188
 4,510,000     12.250% due 3/6/30........................................    4,122,140
13,761,007     C Bond, 8.000% due 4/15/14'D'.............................   11,198,019
 1,600,000     DCB, 3.250% due 4/15/12 (d)...............................    1,179,500
 1,080,000     EI Bond, 3.187% due 4/15/06 (d)...........................      985,838
   607,527     MYDFA, 3.937% due 9/15/07 (d)(e)..........................      505,007
                                                                           -----------
                                                                            21,707,692
                                                                           -----------
BULGARIA  --  4.1%
             Republic of Bulgaria:
 3,410,000     2.813% due 7/28/24 (d)....................................    3,039,674
   400,000     FLIRB, Series A, 2.813% due 7/28/12 (d)...................      360,750
   686,000     IAB, 2.813% due 7/28/11 (d)...............................      604,435
                                                                           -----------
                                                                             4,004,859
                                                                           -----------
COLOMBIA  --  2.1%
             Republic of Colombia:
   275,000     10.000% due 1/23/12.......................................      253,550
   450,000     8.700% due 2/15/16........................................      348,750
 1,020,000     11.750% due 2/25/20.......................................      992,205
   650,000     8.375% due 2/15/27........................................      450,125
                                                                           -----------
                                                                             2,044,630
                                                                           -----------
COSTA RICA  --  1.5%
             Republic of Costa Rica:
   125,000     9.335% due 5/15/09........................................      137,500
   750,000     8.110% due 2/1/12.........................................      770,625
   450,000     9.995% due 8/1/20 (e).....................................      514,125
                                                                           -----------
                                                                             1,422,250
                                                                           -----------
ECUADOR  --  5.3%
 9,880,000   Republic of Ecuador, 5.000% due 8/15/30 (d).................    5,132,660
                                                                           -----------
IVORY COAST  --  0.5%
             Republic of Ivory Coast:
 1,375,000     FLIRB, due 3/29/18 (b)(c).................................      275,000
   712,500     PDI Bond, due 3/29/18 (b)(c)..............................      163,875
                                                                           -----------
                                                                               438,875
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
JAMAICA  --  0.8%
   700,000   Government of Jamaica, 12.750% due 9/1/07 (e)...............  $   778,750
                                                                           -----------
MEXICO  --  11.8%
             Pemex Project:
 2,500,000     8.500% due 2/15/08........................................    2,693,750
 1,800,000     9.125% due 10/13/10.......................................    1,986,750
             United Mexican States:
 1,482,000     11.375% due 9/15/16.......................................    1,919,931
   750,000     11.500% due 5/15/26.......................................      999,000
 3,750,000     8.300% due 8/15/31........................................    3,874,688
                                                                           -----------
                                                                            11,474,119
                                                                           -----------
PANAMA  --  2.4%
             Republic of Panama:
 1,921,296     IRB, 4.750% due 7/17/14 (d)...............................    1,782,001
   629,987     PDI Bond, 2.625% due 7/17/16 (d)..........................      549,859
                                                                           -----------
                                                                             2,331,860
                                                                           -----------
PERU  --  3.6%
 4,675,000   Government of Peru, FLIRB, 4.000% due 3/7/17 (d)............    3,479,953
                                                                           -----------
PHILIPPINES  --  3.0%
             Republic of the Philippines:
   250,000     4.945% due 6/18/04 (d)....................................      252,500
 1,225,000     9.875% due 1/15/19........................................    1,253,328
   500,000     10.625% due 3/16/25.......................................      525,000
   361,111     FLIRB, Series B, 2.937% due 6/1/08 (d)....................      334,027
   600,000     NMB, 2.875% due 1/5/05 (d)................................      588,000
                                                                           -----------
                                                                             2,952,855
                                                                           -----------
POLAND  --  2.2%
 2,128,500   Republic of Poland, PDI, 6.000% due 10/27/14 (d)............    2,138,398
                                                                           -----------
RUSSIA   --  23.0%
             Russia:
 1,450,000     10.000% due 6/26/07.......................................    1,538,813
 2,844,433     8.250% due 3/31/10........................................    2,716,433
   650,000     11.000% due 7/24/18.......................................      693,063
 1,195,000     12.750% due 6/24/28.......................................    1,423,544
24,089,250     5.000% due 3/31/30 (d)....................................   15,936,243
                                                                           -----------
                                                                            22,308,096
                                                                           -----------
TURKEY  --  5.0%
             Republic of Turkey:
   475,000     12.375% due 6/15/09.......................................      498,774
 1,400,000     11.750% due 6/15/10.......................................    1,423,380
   500,000     11.500% due 1/23/12.......................................      502,625
 2,450,000     11.875% due 1/15/30.......................................    2,462,005
                                                                           -----------
                                                                             4,886,784
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
URUGUAY  --  0.3%
             Republic of Uruguay:
   100,000     8.750% due 6/22/10........................................  $    92,250
   235,294     NMB, 3.000% due 2/19/06 (d)...............................      216,471
                                                                           -----------
                                                                               308,721
                                                                           -----------
VENEZUELA  --  4.3%
             Republic of Venezuela:
   500,000     13.625% due 8/15/18.......................................      428,125
 4,300,000     Discount Bond, Series W-A, 3.187% due 3/31/20
                 (including 30,705 rights) (d)...........................    3,053,000
 1,000,000     Discount Bond, Series W-B, 3.000% due 3/31/20
                 (including 7,140 rights) (d)............................      710,000
                                                                           -----------
                                                                             4,191,125
                                                                           -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $84,735,125).....................................   90,976,702
                                                                           -----------

LOAN PARTICIPATIONS (f)  --  5.3%
ALGERIA  --  1.5%
             The People's Democratic Republic of Algeria:
   715,034     Tranche 1, 4.312% due 9/4/06 (J.P. Morgan Chase & Co. and
               CS First Boston Corp.) (d)................................      661,405
   850,994     Tranche 3, 5.812% due 3/4/10 (J.P. Morgan Chase & Co.)
               (d).......................................................      748,874
                                                                           -----------
                                                                             1,410,279
                                                                           -----------
MOROCCO  --  3.8%
 3,992,470   Kingdom of Morocco, Tranche A, 2.781% due 1/1/09
               (J.P. Morgan Chase & Co., ING Barings, CS First Boston
               Corp., Merrill Lynch and Morgan Stanley Emerging
               Markets Inc.) (d).........................................    3,695,630
                                                                           -----------
             TOTAL LOAN PARTICIPATIONS
             (Cost  --  $4,797,616)......................................    5,105,909
                                                                           -----------



CONTRACTS                                  SECURITY                           VALUE
---------                                  --------                           -----
PURCHASED CALL OPTIONS (c) -- 0.1%
    17,500   Colombian Peso, Expires 4/23/02, exercise price $2,280......       44,646
    28,571   Republic of Venezuela, DCB, 2.875% due 12/18/07,
               Expires 3/15/02, exercise price $77.625...................       26,571
                                                                           -----------
             TOTAL PURCHASED CALL OPTIONS
             (Cost  --  $92,928).........................................       71,217
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (CONTINUED)
FEBRUARY 28, 2002

SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

 FACE
AMOUNT                                 SECURITY                               VALUE
------                                 --------                               -----
REPURCHASE AGREEMENT -- 1.0%
$  986,000   Greenwich Capital Markets Inc., 1.850% due 3/1/02;
               Proceeds at maturity  --  $986,048; (Fully collateralized
               by U.S. Treasury Bonds, 6.000% due 9/30/02;
               Market value  --  $1,006,800) (Cost  --  $986,000)........  $   986,000
                                                                           -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $90,611,669*)....................................  $97,139,828
                                                                           -----------
                                                                           -----------

---------

(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Security is currently in default.
(c) Non-income producing security.
(d) Interest rate shown reflects current rate on instruments with variable rate or step coupon rates.
(e) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Participation interest was acquired through the financial institutions indicated parenthetically.
'D' Payment-in-kind security for which all or part of the
    interest earned may be paid in additional bonds.
 * Aggregate cost for Federal income tax purposes is substantially the same.


  Abbreviations used in this schedule:
  -----------------------------------

  ARS      --  Argentinean Peso.
  C Bond   --  Capitalization Bond.
  DCB      --  Debt Conversion Bond.
  EI Bond  --  Eligible Interest Bond.
  FLIRB    --  Front-Loaded Interest Reduction Bond.
  IAB      --  Interest in Arrears Bond.
  IRB      --  Interest Reduction Bond.
  MYDFA    --  Multi Year Depository Facility Agreement.
  NMB      --  New Money Bond.
  PDI      --  Past Due Interest.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002
--------------------------------------------------------------------------------


                                                                              EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
    Investments, at value (Cost  --  $72,465,007 and
      $90,611,669, respectively)............................  $65,541,544   $ 97,139,828
    Cash....................................................          820            189
    Interest receivable.....................................    1,251,292      2,119,014
    Receivable for securities sold..........................      785,220      7,022,532
                                                              -----------   ------------
    TOTAL ASSETS............................................   67,578,876    106,281,563
                                                              -----------   ------------

LIABILITIES:
    Payable for securities purchased........................    1,162,368        475,339
    Management fee payable..................................       13,690         38,618
    Administration fee payable..............................        2,542          3,960
    Accrued expenses........................................       69,933         72,570
                                                              -----------   ------------
    TOTAL LIABILITIES.......................................    1,248,533        590,487
                                                              -----------   ------------
TOTAL NET ASSETS............................................  $66,330,343   $105,691,076
                                                              -----------   ------------
                                                              -----------   ------------

NET ASSETS:
    Par value of capital shares.............................  $    10,878   $     15,758
    Capital paid in excess of par value.....................   82,144,859     99,348,425
    Undistributed net investment income.....................      927,473      1,554,049
    Accumulated net realized loss from security transactions
      and options...........................................   (9,829,404)    (1,755,315)
    Net unrealized appreciation (depreciation) of
      investments...........................................   (6,923,463)     6,528,159
                                                              -----------   ------------
TOTAL NET ASSETS............................................  $66,330,343   $105,691,076
                                                              -----------   ------------
                                                              -----------   ------------
SHARES OUTSTANDING..........................................   10,878,360     15,758,356
                                                              -----------   ------------
                                                              -----------   ------------
NET ASSET VALUE, PER SHARE..................................        $6.10          $6.71
                                                              -----------   ------------
                                                              -----------   ------------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 20

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2002
--------------------------------------------------------------------------------


                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 5,644,839   $ 9,139,197
    Dividends...............................................       38,905        27,161
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    5,683,744     9,166,358
                                                              -----------   -----------

EXPENSES:
    Management fee (Note 2).................................      294,753       563,181
    Registration fees.......................................       36,664        38,762
    Administration fees (Note 2)............................       29,475        40,227
    Shareholder and system servicing fees...................       24,650         7,147
    Audit fees..............................................       24,588        27,712
    Custody fees............................................        6,177        24,780
    Legal...................................................        5,259         5,412
    Shareholder communications..............................        3,977        15,387
    Amortization of deferred organization costs (Note 1)....        2,615         8,030
    Directors' fees.........................................        1,531         4,044
    Other...................................................        7,644         7,058
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      437,333       741,740
    Less: Management fee waiver (Note 2)....................     (113,105)     (138,332)
                                                              -----------   -----------
    NET EXPENSES............................................      324,228       603,408
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    5,359,516     8,562,950
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities)...........................................   (4,150,736)   (1,421,688)
    Options purchased.......................................           --       154,933
    Options written.........................................           --        29,210
                                                              -----------   -----------
  NET REALIZED LOSS.........................................   (4,150,736)   (1,237,545)
                                                              -----------   -----------
INCREASE IN NET UNREALIZED APPRECIATION (DEPRECIATION)
  (NOTE 1)..................................................      (80,175)    4,624,112
                                                              -----------   -----------
NET GAIN (LOSS) ON INVESTMENTS AND OPTIONS..................   (4,230,911)    3,386,567
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 1,128,605   $11,949,517
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 21

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28,

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------


                                                                 2002             2001
                                                                 ----             ----
OPERATIONS:
    Net investment income...................................  $ 5,359,516      $ 3,917,616
    Net realized loss.......................................   (4,150,736)      (3,416,626)
    Increase in net unrealized depreciation.................      (80,175)      (1,301,978)
                                                              -----------      -----------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    1,128,605         (800,988)
                                                              -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (4,781,779)      (4,340,214)
                                                              -----------      -----------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................   (4,781,779)      (4,340,214)
                                                              -----------      -----------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................   52,078,999       20,411,167
    Net asset value of shares issued for reinvestment of
      dividends.............................................    4,781,779        4,340,214
    Cost of shares reacquired...............................   (6,287,886)     (51,614,224)
                                                              -----------      -----------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................   50,572,892      (26,862,843)
                                                              -----------      -----------
INCREASE (DECREASE) IN NET ASSETS...........................   46,919,718      (32,004,045)
NET ASSETS:
    Beginning of year.......................................   19,410,625       51,414,670
                                                              -----------      -----------
    END OF YEAR*............................................  $66,330,343      $19,410,625
                                                              -----------      -----------
                                                              -----------      -----------
* Includes undistributed net investment income of: .........     $927,473         $349,736
                                                              -----------      -----------
                                                              -----------      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 22

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED FEBRUARY 28,

EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------


                                                                  2002             2001
                                                                  ----             ----
OPERATIONS:
    Net investment income...................................  $  8,562,950      $ 6,717,226
    Net realized gain (loss)................................    (1,237,545)       4,638,302
    Increase (decrease) in net unrealized appreciation......     4,624,112       (3,988,774)
                                                              ------------      -----------
    INCREASE IN NET ASSETS FROM OPERATIONS..................    11,949,517        7,366,754
                                                              ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (8,220,152)      (6,195,030)
                                                              ------------      -----------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (8,220,152)      (6,195,030)
                                                              ------------      -----------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................    63,046,349       43,032,371
    Net asset value of shares issued for reinvestment of
      dividends.............................................     8,220,151        6,195,029
    Cost of shares reacquired...............................   (32,495,983)     (49,637,399)
                                                              ------------      -----------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................    38,770,517         (409,999)
                                                              ------------      -----------
INCREASE IN NET ASSETS......................................    42,499,882          761,725
NET ASSETS:
    Beginning of year.......................................    63,191,194       62,429,469
                                                              ------------      -----------
    END OF YEAR*............................................  $105,691,076      $63,191,194
                                                              ------------      -----------
                                                              ------------      -----------
* Includes undistributed net investment income of: .........    $1,554,049       $1,184,198
                                                              ------------      -----------
                                                              ------------      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 23

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT FUND

    The following written put option transactions occurred during the year ended February 28, 2002:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at February 28, 2001...........      55      $  51,700
Options written.............................................     127        118,200
Options terminated in closing purchase transactions.........    (182)      (169,900)
                                                                ----      ---------
Options written, outstanding at February 28, 2002...........      --      $       0
                                                                ----      ---------
                                                                ----      ---------

    (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitors the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at February 28, 2002 was $4,797,616.

    (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with Federal income tax

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (j) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased. As of February 28, 2002, deferred costs have been fully amortized for the High Yield Bond Fund and Emerging Markets Debt Fund.

    (k) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2002, reclassifications were made to the capital accounts of the Emerging Markets Debt Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (l) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

    (m) CHANGE IN ACCOUNTING METHOD. In November 2000, the American Institute of Certified Public Accountants ('AICPA') issued a revised Audit and Accounting Guide for Investment Companies ('Guide'). The revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Emerging Markets Debt Fund to amortize premium and accrete all discounts on all fixed-income securities. The Emerging Markets Debt Fund adopted this requirement effective March 1, 2001. This change does not affect the Emerging Markets Debt Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended February 28, 2002, interest income decreased by $25,813, net realized loss decreased by $7,395 and the change in net unrealized appreciation of investments increased by $18,418. In addition, the Emerging Markets Debt Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $141 to reflect the cumulative effect of this change up to the date of the adoption.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the year ended February 28, 2002, SBAM waived management fees of $113,105 and $138,332 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

3. PORTFOLIO ACTIVITY

During the year ended February 28, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                    HIGH YIELD      MARKETS
                                                     BOND FUND     DEBT FUND
                                                     ---------     ---------
Purchases.........................................  $75,914,507   $179,346,577
                                                    -----------   ------------
                                                    -----------   ------------
Sales.............................................  $31,592,650   $140,490,611
                                                    -----------   ------------
                                                    -----------   ------------

At February 28, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                    EMERGING
                                                     HIGH YIELD      MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Gross unrealized appreciation......................  $ 1,627,294   $10,108,698
Gross unrealized depreciation......................   (8,550,757)   (3,580,539)
                                                     -----------   -----------
Net unrealized appreciation (depreciation).........  $(6,923,463)  $ 6,528,159
                                                     -----------   -----------
                                                     -----------   -----------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts
                                                                         PAGE 27

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. CAPITAL STOCK

At February 28, 2002 the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Year Ended February 28, 2002:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  8,062,706     9,643,119
Shares issued for reinvestment of dividends...........    790,377     1,302,718
Shares reacquired.....................................   (990,673)   (5,081,897)
                                                        ---------    ----------
Net increase..........................................  7,862,410     5,863,940
                                                        ---------    ----------
                                                        ---------    ----------

For the Year Ended February 28, 2001:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,825,850    6,665,647
Shares issued for reinvestment of dividends...........     717,390    1,023,972
Shares reacquired.....................................  (7,296,365)  (7,686,285)
                                                        ----------   ----------
Net increase (decrease)...............................  (3,753,125)       3,334
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 2002, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $8,122,000 and $1,664,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:

                                        2007        2008         2009         2010
                                        ----        ----         ----         ----
High Yield Bond Fund................  $112,000   $1,499,000   $3,202,000   $3,309,000
Emerging Markets Debt Fund..........    20,000           --           --    1,644,000

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                                                 HIGH YIELD BOND FUND
                                              ----------------------------------------------------------
                                              2002(1)           2001(1)   2000(1)(2)    1999      1998
                                              -------           -------   ----------    ----      ----
NET ASSET VALUE,
  BEGINNING OF YEAR.........................   $ 6.44            $ 7.60     $ 8.60      $ 9.67   $ 11.13
                                              -------           -------    -------     -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................     0.59              0.78       0.80        1.04      1.51
  Net realized and unrealized loss..........    (0.46)            (0.94)     (1.11)      (1.05)    (0.34)
                                              -------           -------    -------     -------   -------
Total Income (Loss) From Operations.........     0.13             (0.16)     (0.31)      (0.01)     1.17
                                              -------           -------    -------     -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................    (0.47)            (1.00)     (0.69)      (1.00)    (1.66)
  Net realized gains........................       --                --         --       (0.06)    (0.97)
                                              -------           -------    -------     -------   -------
Total Distributions.........................    (0.47)            (1.00)     (0.69)      (1.06)    (2.63)
                                              -------           -------    -------     -------   -------
NET ASSET VALUE, END OF YEAR................   $ 6.10            $ 6.44     $ 7.60      $ 8.60    $ 9.67
                                              -------           -------    -------     -------   -------
                                              -------           -------    -------     -------   -------
NET ASSETS, END OF YEAR (000s)..............  $66,330           $19,411    $51,415     $37,367   $22,664
                                              -------           -------    -------     -------   -------
                                              -------           -------    -------     -------   -------
TOTAL RETURN................................      2.1%            (1.2)%     (3.7)%        0.1%     11.1%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................     0.55%             0.55%      0.55%       0.55%     0.55%
  Net investment income.....................     9.09%            10.59%      9.70%       8.80%     9.10%
PORTFOLIO TURNOVER RATE.....................       59%               80%        39%        102%      189%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned from
  and fees waived by the custodian, net
  investment income per share and expense
  ratios would have been:
    Net investment income per share.........    $0.58             $0.75      $0.77       $0.94     $0.93
    Expense ratio...........................     0.74%             0.96%      0.89%       1.39%     4.03%

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the year ended February 29, 2000.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:


                                                             EMERGING MARKETS DEBT FUND
                                             -----------------------------------------------------------
                                             2002(1)            2001(1)   2000(1)(2)    1999      1998
                                             -------            -------   ----------    ----      ----
NET ASSET VALUE,
  BEGINNING OF YEAR........................    $ 6.39            $ 6.31     $ 4.95      $ 7.21   $ 10.91
                                             --------           -------    -------     -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).................      0.69              0.79       0.65        0.62      1.69
  Net realized and unrealized
    gain (loss)(3).........................      0.20              0.01       1.32       (2.29)    (0.27)
                                             --------           -------    -------     -------   -------
Total Income (Loss) From Operations........      0.89              0.80       1.97       (1.67)     1.42
                                             --------           -------    -------     -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income....................     (0.57)            (0.72)     (0.61)      (0.59)    (1.77)
  Net realized gains.......................        --                --         --       (0.00)*   (3.35)
                                             --------           -------    -------     -------   -------
Total Distributions........................     (0.57)            (0.72)     (0.61)      (0.59)    (5.12)
                                             --------           -------    -------     -------   -------
NET ASSET VALUE, END OF YEAR...............    $ 6.71            $ 6.39     $ 6.31      $ 4.95    $ 7.21
                                             --------           -------    -------     -------   -------
                                             --------           -------    -------     -------   -------
NET ASSETS, END OF YEAR (000s).............  $105,691           $63,191    $62,429     $30,523   $14,596
                                             --------           -------    -------     -------   -------
                                             --------           -------    -------     -------   -------
TOTAL RETURN...............................      14.5%             13.4%      40.4%     (23.1)%     14.6%
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)..............................      0.75%             0.75%      0.75%       0.75%     0.75%
  Net investment income(3).................     10.64%            12.44%     11.12%      13.61%     8.53%
PORTFOLIO TURNOVER RATE....................       186%              266%       203%        295%      549%
Before waiver of management fee, expenses
  reimbursed by SBAM and credits earned
  from and fees waived by the custodian,
  net investment income per share and
  expense ratios would have been:
    Net investment income per share........     $0.68             $0.78      $0.63       $0.59     $1.18
    Expense ratio..........................      0.92%             1.02%      1.02%       1.50%     3.34%

-------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the year ended February 29, 2000.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
 *  Amount represents less than $0.01 per share.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund (constituting Salomon Brothers Institutional Series Funds Inc, hereafter referred to as the 'Fund') at February 28, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for both for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
April 15, 2002

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For Federal tax purposes the High Yield Bond Fund hereby designates for the fiscal year ended February 28, 2002:

A corporate dividends received deduction of 0.67%.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of the Salomon Brothers Institutional Investment Series Funds Inc. ('Investment Company') are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.


                                                                                                NUMBER OF
                                              TERM OF                                          INVESTMENT
                                              OFFICE*                                           COMPANIES
                                                AND                                              IN FUND
                             POSITION(S)     LENGTH OF                                           COMPLEX         OTHER
                              HELD WITH        TIME             PRINCIPAL OCCUPATION(S)         OVERSEEN     DIRECTORSHIPS
 NAME, ADDRESS AND AGE          FUND          SERVED             DURING PAST FIVE YEARS        BY DIRECTOR  HELD BY DIRECTOR
 ---------------------          ----          ------             ----------------------        -----------  ----------------
NON-INTERESTED
DIRECTORS
Carol L. Colman               Director         Since         Consultant, Colman Consulting          7             None
Colman Consulting Co.,                         1996
Inc.
278 Hawley Road
North Salem, NY 10560
Age 56
Daniel P. Cronin              Director         Since           Associate General Counsel            7             None
Pfizer Inc.                                    1996                   Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age 55
INTERESTED DIRECTORS
Heath B. McLendon         Director/Chairman    Since          Managing Director of Salomon         74             None
Salomon Smith Barney       Also serves as      1998       Smith Barney Inc. ('SSB'); President
Inc.                          President                       and Director of Smith Barney
125 Broad Street                                                  Fund Management LLC
9th Floor                                                        ('SBFM') and Travelers
New York, NY 10004                                          Investment Adviser, Inc. ('TIA')
Age 68

----------------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS
Lewis E. Daidone             Senior Vice       Since           Managing Director of SSB;           N/A            N/A
Salomon Smith Barney        President and      1998          Chief Financial Officer of the
Inc.                          Treasurer                        Smith Barney Mutual Funds;
125 Broad Street                                                Director and Senior Vice
11th Floor                                                     President of SBFM and TIA
New York, NY 10004
Age 44
James E. Craige            Executive Vice      Since           Managing Director of SBAM           N/A            N/A
Salomon Brothers Asset        President        1996
Management Inc ('SBAM')
388 Greenwich Street
New York, NY 10013
Age 34
Kevin Kennedy              Executive Vice      Since           Managing Director of SBAM           N/A            N/A
SBAM                          President        2001
388 Greenwich Street
New York, NY 10013
Age 47
Beth A. Semmel             Executive Vice      Since           Managing Director of SBAM           N/A            N/A
SBAM                          President        1996
388 Greenwich Street
New York, NY 10013
Age 41
Peter J. Wilby             Executive Vice      Since           Managing Director of SBAM           N/A            N/A
SBAM                          President        1996
388 Greenwich Street
New York, NY 10013
Age 43
Christina T. Sydor            Secretary        Since           Managing Director of SSB;            N/A            N/A
Salomon Smith Barney                           1998          General Counsel and Secretary
Inc.                                                                of SBFM and TIA
300 First Stamford Place
4th Floor
Stamford, CT 06902
Age 51
Anthony Pace                 Controller        Since                Director of SSB                N/A            N/A
Salomon Smith Barney                           1998
Inc.
125 Broad Street
11th Floor
New York, NY 10004
Age 37

TELEPHONE
1-800-SALOMON, TOLL FREE

DISTRIBUTOR
Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
388 Greenwich Street
New York, New York 10013

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS
CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

KEVIN KENNEDY
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary


      ------------------------------------------------------------------
                Salomon Brothers Institutional Series Funds Inc
                ----------------------------------------------------------------

[SSB CITI LOGO]

                                                                   INSTANN 2/02



                       STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'